UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------
                                    FORM 8-K
                                   ----------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported) - January 21, 2010

                              RF MONOLITHICS, INC.
               (Exact name of Registrant as Specified in Charter)


        Delaware                      0-24414                     75-1638027

(State of Incorporation)      (Commission File Number)          (IRS Employer
                                                             Identification No.)

                                 4441 Sigma Road
                               Dallas, Texas 75244

               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including Area Code - (972) 233-2903


                                 Not Applicable

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 140.14D-2(b))

[ ] Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 20, 2010, the Board of Directors (the "Board") of RF Monolithics, Inc. ("RFM" or the "Company") elected the following executive officers, effective January 21, 2010: David M. Kirk, President and Chief Executive Officer; Harley E Barnes, III, Chief Financial Officer; David B. Crawford, Vice President, Sales; James P. Farley, Vice President, Controller & Secretary; Farlin Halsey, Vice President, Marketing; and, Jon S. Prokop, Vice President, Operations. Each of these individuals has been elected to serve in the specified office or offices until his successor is elected and qualified or until such officer's earlier resignation or removal. The preceding list is a complete listing of all officers of the Company as of the date of this report.


Item 7.01. Regulation FD Disclosure

On January 20, 2010, the Compensation Committee (the "Committee") of the Board of RF Monolithics, Inc. (the "Company"), approved the grant of 20,000 Restricted Stock Units (RSUs) to each non-employee director (collectively, the "Non-Employee Directors") serving on the Board, who are Michael R. Bernique, William L. Eversole, Rick L. Herrman and Jonathan W. Ladd. Each of these grants will vest annually over the next four years, such that 5,000 RSUs will vest each year on the first trading day of January 2011, 2012, 2013 and 2014.

The foregoing grants were made pursuant to the RF Monolithics, Inc. 2006 Equity Incentive Plan, as amended (the "2006 Plan"). When and to the extent that each of the RSUs vests, subject to the terms and conditions of the award and the 2006 Plan, the recipient will be entitled to receive one share of the Company's common stock.

Additionally, the Company has reinstated payment of cash retainer and meeting fees for Non-Employee Directors beginning in March, 2010. Cash retainer and meeting fees for Non-Employee Directors had been suspended in 2009.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                     RF MONOLITHICS, INC.

                                                     By: /s/ Harley E Barnes III
                                                         -----------------------
                                                         Harley E Barnes III
                                                         Chief Financial Officer


Date: January 21, 2010